UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2014

KINDRED HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14057	61-1323993
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

680 South Fourth Street

Louisville, Kentucky

(Address of principal executive offices)

40202-2412

(Zip Code)

Registrant’s telephone number, including area code: (502) 596-7300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Common Stock and Units Offerings

On November 25, 2014, Kindred Healthcare, Inc. (“Kindred” or the “Company”) completed its previously announced public offering and sale of 5,000,000 shares of its common stock, par value $0.25 per share (“Common Stock”), at a public offering price of $19.75 per share pursuant to an underwriting agreement, dated November 19, 2014 (the “Common Stock Underwriting Agreement”), among the Company and Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several Underwriters named therein (the “Common Stock Underwriters”). Pursuant to the Common Stock Underwriting Agreement, Kindred granted the Common Stock Underwriters a 30-day over-allotment option to purchase up to an additional 750,000 shares of Common Stock.

In addition, on November 25, 2014, the Company completed its previously announced public offering and sale of 150,000 7.50% tangible equity units (the “Units”) at a public offering price of $1,000 per Unit, pursuant to an underwriting agreement, dated November 19, 2014 (the “Units Underwriting Agreement”), among the Company and Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several Underwriters named therein (the “Units Underwriters”). Pursuant to the Units Underwriting Agreement, Kindred granted the Units Underwriters a 13-day over-allotment option to purchase up to an additional 22,500 Units.

The sale of Common Stock and the Units was made pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-196804), as amended, including the respective prospectus supplements each dated November 19, 2014 to the prospectus contained therein dated November 17, 2014, filed by the Company with the Securities and Exchange Commission (the “SEC”), pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the “Securities Act”).

The descriptions of the Common Stock Underwriting Agreement and the Units Underwriting Agreement do not purport to be complete, and are qualified in their entirety by the full text thereof, attached hereto as Exhibits 1.1 and 1.2, respectively, and incorporated herein by reference.

Units

Kindred issued the Units under a purchase contract agreement, dated as of November 25, 2014 (the “Purchase Contract Agreement”), between the Company and U.S. Bank National Association, as purchase contract agent and attorney-in-fact for holders of Purchase Contracts (as defined below). Kindred issued the Mandatory Redeemable Preferred Stock (as defined below) pursuant to the Certificate of Designations dated as of November 24, 2014 (the “Certificate of Designations”).

Each Unit has a stated amount of $1,000, and is comprised of (i) a prepaid stock purchase contract issued by the Company (a “Purchase Contract”) and (ii) one share of Mandatory Redeemable Preferred Stock, Series A of the Company (the “Mandatory Redeemable Preferred Stock”).

Each Unit may be separated into its constituent Purchase Contract and its constituent share of Mandatory Redeemable Preferred Stock on any business day during the period beginning on, and including, the business day immediately following the date of initial issuance of the Units to, but excluding, the third scheduled trading day immediately preceding (i) December 1, 2017, (ii) any early mandatory settlement date (as defined below) or (iii) any merger redemption settlement date (as defined in the Purchase Contract Agreement), and also excluding the business day immediately preceding any preferred stock installment payment date (as defined below), after the initial issuance date of the Units, and the separate components may be combined to create a Unit, in each case in accordance with the terms of the Purchase Contract Agreement.

Purchase Contracts

Unless earlier redeemed by the Company in connection with a “merger termination redemption” (as defined below) or settled earlier at the holder’s option or the Company’s option, each Purchase Contract will, subject to postponement in certain limited circumstances, automatically settle on December 1, 2017, and the Company will deliver not more than 50.6329 shares of Common Stock and not less than 43.0918 shares of Common Stock per Purchase Contract, subject to adjustment, based upon the applicable settlement rate, which will be determined through reference to the applicable market value of Common Stock as follows:

•	If the applicable market value is greater than $23.21 (the “threshold appreciation price”), a holder of a Purchase Contract will receive 43.0918 shares of Common Stock per Purchase Contract (the “minimum settlement rate”).

•	If the applicable market value is greater than or equal to $19.75 (the “reference price”) but less than or equal to the threshold appreciation price, a holder of a Purchase Contract will receive a number of shares of Common Stock (and any cash in lieu of fractional shares) per Purchase Contract equal to $1,000, divided by the applicable market value.

•	If the applicable market value is less than the reference price, the holder of a Purchase Contract will receive 50.6329 shares of Common Stock per Purchase Contract (the “maximum settlement rate”).

The “applicable market value” means the average of the daily volume-weighted average prices of Common Stock for the 20 consecutive trading days beginning on, and including, the 23rd scheduled trading day immediately preceding December 1, 2017. Each of the maximum settlement rate, the minimum settlement rate, the reference price and the threshold appreciation price is subject to adjustment as set forth in the Purchase Contract Agreement.

At any time prior to 5:00 p.m., New York City time, on the third scheduled trading day immediately preceding December 1, 2017, a holder of Purchase Contracts may elect early settlement of any or all of Purchase Contracts, in which case the Company will deliver a number of shares of Common Stock per Purchase Contract equal to the minimum settlement rate, which is subject to adjustment as set forth in the Purchase Contract Agreement. In addition, at any time prior to 5:00 p.m., New York City time, on the third scheduled trading day immediately preceding December 1, 2017, if a “fundamental change” (as defined in the Purchase Contract Agreement) occurs, holders of Purchase Contract may settle any or all of Purchase Contracts early. If a holder elects to settle its Purchase Contracts early in connection with such fundamental change, it will receive a number of shares of Common Stock based on the “fundamental change early settlement rate” as defined in, and in accordance with, the Purchase Contract Agreement. In either case, upon early settlement at a holder’s election of a Purchase Contract that is a component of a Unit, the corresponding share of Mandatory Redeemable Preferred Stock will remain outstanding and beneficially owned by or registered in the name of, as the case may be, the holder who elected to settle the related Purchase Contract early.

The Company may elect to settle all, but not less than all, outstanding Purchase Contracts on or after May 1, 2015 at the “early mandatory settlement rate” (as defined below) upon a date fixed by the Company upon not less than five business days’ notice (the “early mandatory settlement date”). The early mandatory settlement rate will be the maximum settlement rate, unless the daily volume-weighted average prices of Common Stock for 20 or more trading days in a period of 30 consecutive trading days ending on, and including, the trading day immediately preceding a specified notice date exceeds 130% of the threshold appreciation price in effect on each such trading day, in which case the early mandatory settlement rate will be the minimum settlement rate. If the Company elect to settle all the Purchase Contracts early, holders will have the right to require the Company to redeem their shares of Mandatory Redeemable Preferred Stock on the terms set forth in the Certificate of Designations.

If the agreement and plan of merger for the acquisition of the Gentiva Health Services, Inc. (“Gentiva”) has been terminated, the Company may elect to redeem all, but not less than all, of the outstanding Purchase Contracts for the applicable redemption amount, as set forth in the Purchase Contract Agreement, by delivering notice within the five business days immediately following May 1, 2015 (the “merger termination redemption”). In that case, holders will have the right to require the Company to redeem their Mandatory Redeemable Preferred Stock on the terms set forth in the Certificate of Designations.

Mandatory Redeemable Preferred Stock

Each share of Mandatory Redeemable Preferred Stock has an initial liquidation preference of $201.58, is entitled to dividends, when, as and if declared by the Company’s board of directors (or an authorized committee thereof), to the extent that the Company has funds lawfully available for such purpose with respect to any such payments in cash, at the rate of 7.25% per annum on the liquidation preference of the Mandatory Redeemable Preferred Stock, and has a final preferred stock installment payment date (as defined below) of December 1, 2017. On each quarterly preferred stock installment payment date, the Company will partially reduce the liquidation preference of the Mandatory Redeemable Preferred Stock (a “Partial Redemption”) until no liquidation preference remains. All shares of Mandatory Redeemable Preferred Stock will be fully redeemed on the last preferred stock installment payment date.

On each March 1, June 1, September 1 and December 1 of each year, commencing on March 1, 2015 (each, a “preferred stock installment payment date”), in each case, to the extent that the Company has funds lawfully available for such purpose with respect to any such payments in cash and, with respect to the dividend portion of such payment, such dividend is declared by the Company’s board of directors (or an authorized committee thereof), the Company will make equal quarterly preferred stock installment payments of $18.75 per share of Mandatory Redeemable Preferred Stock (except for the March 1, 2015 preferred stock installment payment, which will be $20.00 per share), which in the aggregate per year will be equivalent to a 7.50% cash payment per year with respect to each $1,000 stated amount of Units. However, the Company may elect to deliver shares of Common Stock in lieu of all or any portion of such cash payments, as set forth in the Certificate of Designations. Each preferred stock installment payment will constitute a payment of dividends and a payment of consideration for a Partial Redemption, allocated as set forth on a schedule set forth in the Certificate of Designations.

Dividends on the Mandatory Redeemable Preferred Stock will be cumulative from the date of original issuance, and will accumulate at a rate of 7.25% per annum on the outstanding liquidation preference (after giving effect to any prior Partial Redemptions) of the Mandatory Redeemable Preferred Stock. Dividends will be payable when, as and if declared by the Company’s board of directors (or an authorized committee thereof), to the extent that the Company has funds lawfully available for such purpose with respect to any such payments in cash, provided that any undeclared and unpaid dividends with respect to outstanding liquidation preference (after giving effect to any prior Partial Redemptions) will continue to accumulate. Dividends that are declared will be payable on the preferred stock installment payment dates as part of preferred stock installment payments to holders of record of the shares of Mandatory Redeemable Preferred Stock on the immediately preceding February 15, May 15, August 15 or November 15. Accumulations of dividends on shares of the Mandatory Redeemable Preferred Stock will not bear interest.

If the Company elects to settle all the Purchase Contracts early or a merger termination redemption occurs as described above, holders of Mandatory Redeemable Preferred Stock will have the right to require the Company to redeem their Mandatory Redeemable Preferred Stock for cash, shares of Common Stock or a combination thereof, at the Company’s election, at the redemption price set forth in the Certificate of Designations.

General

The Company does not intend to apply to list the Units, the separate Purchase Contracts or the separate shares of Mandatory Redeemable Preferred Stock on any securities exchange or automated inter-dealer quotation system.

The Company intends to use the net proceeds of these offerings, combined with proceeds from additional financing transactions, to fund the previously announced acquisition of Gentiva. If for any reason the acquisition of Gentiva is not completed, the Company may use the net proceeds of these offerings to finance other potential acquisitions or for general corporate purposes, including paying down its existing indebtedness, or, in the case of the net proceeds of the Units offering, to redeem the Purchase Contracts and (if required) the Mandatory Redeemable Preferred Stock.

The Certificate of Designations (including the form of Mandatory Redeemable Preferred Stock) and the Purchase Contract Agreement (including the forms of Unit and Purchase Contract) are filed as Exhibits 3.1 and 4.1, respectively, to this report and are incorporated herein by reference. The descriptions of the Certificate of Designations, the Purchase Contract Agreement and the related instruments and transactions associated therewith do not purport to be complete, and are qualified in entirety by the full text of the agreements and instruments, each of which is attached hereto as an exhibit.

Term Loan Facility

On November 25, 2014, Kindred entered into a fourth amendment and restatement agreement (the “Term Loan Amendment Agreement”) among Kindred, the consenting lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent. The Term Loan Amendment Agreement amends and restates the Term Loan Credit Agreement dated as of June 1, 2011, as amended by that certain Incremental Amendment No. 1 to the Term Loan Credit Agreement dated as of October 4, 2012 and as further amended and restated by that certain Amendment and Restatement Agreement dated as of May 30, 2013, that certain Second Amendment and Restatement Agreement dated as of August 21, 2013 and that certain Third Amendment and Restatement Agreement dated as of April 9, 2014, among Kindred, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent (the “Prior Term Loan Facility”).

The Term Loan Amendment Agreement amends and restates the Prior Term Loan Facility to, among other items, (i) modify certain provisions related to the issuance of notes into an escrow account, (ii) increase the applicable interest rate margins under the Prior Term Loan Facility for LIBOR borrowings from 3.00% to 3.25% and for base rate borrowings from 2.00% to 2.25%, (iii) temporarily increase the maximum total leverage ratio permitted under the financial maintenance covenants, (iv) include soft-call protection at a prepayment premium of 1.00% for twelve months starting from November 25, 2014 and (v) modify certain provisions related to the incurrence of debt and the making of acquisitions, investments and restricted payments. The Term Loan Amendment Agreement does not modify the maturity date of the loans made thereunder.

The description of the Term Loan Amendment Agreement is qualified by the full text of the Term Loan Amendment Agreement, which is attached hereto as Exhibit 10.1, and incorporated herein by reference.

Forward-Looking Statements

Certain statements contained herein contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements regarding the Company’s proposed business combination transaction with Gentiva (including financing of the proposed transaction and the benefits, results, effects and timing of a transaction), all statements regarding the Company’s (and the Company and Gentiva’s combined) expected future financial position, results of operations, cash flows, dividends, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management, and statements containing the words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “would,” “should,” “will,” “intend,” “may,” “potential,” “upside,” and other similar expressions. Statements contained herein concerning the business outlook or future economic performance, anticipated profitability, revenues, expenses, dividends or other financial items, and product or services line growth of the Company (and the combined businesses of the Company and Gentiva), together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of the Company based upon currently available information.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from the Company’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company’s actual results, performance or plans with respect to Gentiva to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in the Company’s filings with the SEC.

Risks and uncertainties related to the proposed merger include, but are not limited to, the risk that Gentiva’s stockholders do not approve the merger, potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger, uncertainties as to the timing of the merger, adverse effects on the Company’s stock price resulting from the announcement or completion of the merger, competitive responses to the announcement or completion of the merger, the risk that healthcare regulatory, licensure or other approvals and financing required for the consummation of the merger are not obtained or are obtained subject to terms and conditions that are not anticipated, costs and difficulties related to the integration of Gentiva’s businesses and operations with the Company’s businesses and operations, the inability to obtain, or delays in obtaining, cost savings and synergies from the merger, uncertainties as to whether the completion of the merger or any transaction will have the accretive effect on the Company’s earnings or cash flows that it expects, unexpected costs, liabilities, charges or expenses resulting from the merger, litigation relating to the merger, the inability to retain key personnel, and any changes in general economic and/or industry-specific conditions.

In addition to the factors set forth above, other factors that may affect the Company’s plans, results or stock price are set forth in the Company’s Annual Report on Form 10-K and in its reports on Forms 10-Q and 8-K.

Many of these factors are beyond the Company’s control. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description contained under Item 1.01 above is hereby incorporated by reference in its entirety into this Item 2.03.

Item 3.03 Material Modification to Rights of Security Holders.

On November 24, 2014, the Company filed the Certificate of Designations with the Secretary of State of the State of Delaware to establish the preferences, limitations and relative rights of its Mandatory Redeemable Preferred Stock. The Certificate of Designations became effective upon filing.

Subject to certain exceptions, so long as any share of Mandatory Redeemable Preferred Stock remains outstanding, no dividend or distribution shall be declared or paid on Common Stock or any other shares of junior stock, and no Common Stock or other junior stock or parity stock shall be, directly or indirectly, purchased, redeemed or otherwise acquired for consideration by the Company or any of its subsidiaries unless all accumulated and unpaid dividends for all preceding dividend periods have been declared and paid upon, or a sufficient sum of cash and/or number of shares of Common Stock have been set apart for the payment of such dividends upon, all outstanding shares of Mandatory Redeemable Preferred Stock.

In addition, in the event of the Company’s voluntary or involuntary liquidation, winding-up or dissolution, each holder of Mandatory Redeemable Preferred Stock will be entitled to receive an initial liquidation preference in the amount of $201.58 per share of Mandatory Redeemable Preferred Stock, subject to reduction from time to time as described in the Certificate of Designations, plus an amount equal to accumulated and unpaid dividends on the shares to, but excluding, the date fixed for liquidation, winding-up or dissolution to be paid out of the Company’s assets available for distribution to the Company’s stockholders, after satisfaction of liabilities to the Company’s creditors and holders of any senior stock and before any payment or distribution is made to holders of junior stock, including Common Stock. It is possible a bankruptcy court may not respect the priority of the preferred stock.

The foregoing description is only a summary of certain provisions and is qualified in its entirety by the terms of the Certificate of Designations, a copy of which is filed herewith as Exhibit 3.1, and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 24, 2014, the Company filed the Certificate of Designations with the Secretary of State of the State of Delaware to establish the preferences, limitations and relative rights of its Mandatory Redeemable Preferred Stock. The Certificate of Designations became effective upon filing.

On November 24, 2014, the Company filed the Certificate of Correction with the Secretary of State of the State of Delaware to correct a typographical error in the Company’s Certificate of Amendment of Amended and Restated Certificate of Incorporation dated April 16, 2002. The Certificate of Correction became effective upon filing.

Item 8.01. Other Events.

Incorporated by reference is a press release issued by Kindred on November 25, 2014, which is attached hereto as Exhibit 99.1.

Item 9.01. Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

1.1	Common Stock Underwriting Agreement, dated November 19, 2014, by and among the Company and Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.

1.2	Units Underwriting Agreement, dated November 19, 2014, by and among the Company and Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.

3.1	Certificate of Designations of 7.25% Mandatory Redeemable Preferred Stock, Series A, dated as of November 24, 2014.

3.2	Certificate of Correction, dated as of November 24, 2014.

4.1	Purchase Contract Agreement, dated November 25, 2014, between the Company and U.S. Bank National Association, as purchase contract agent and attorney-in-fact for holders of Purchase Contracts.

4.2	Form of Unit (included in Exhibit 4.1 hereto).

4.3	Form of Purchase Contract (included in Exhibit 4.1 hereto).

4.4	Form of Mandatory Redeemable Preferred Stock (included in Exhibit 3.1 hereto).

5.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP.

10.1*	Fourth Amendment and Restatement Agreement dated as of November 25, 2014, by and among Kindred Healthcare, Inc., the Consenting Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent.

23.1	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1 hereto).

99.1	Press Release, dated November 25, 2014.

*	Kindred will furnish supplementally to the SEC upon request a copy of any omitted exhibit or schedule.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kindred Healthcare, Inc.

November 25, 2014	By:	/s/ Joseph L. Landenwich
		Name:	Joseph L. Landenwich
		Title:	Co-General Counsel and Corporate Secretary